NASDAQ:PETD
PETROLEUM DEVELOPMENT
CORPORATION
EnerCom, Inc.
The Oil & Services Conference VIII
February 18, 2010

See Slide 2 regarding Forward Looking Statements

The following information contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on Management’s current expectations and beliefs, as well as a number of assumptions concerning future events.
These statements are based on certain assumptions and analyses made by Management in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances. However, whether actual results and developments will conform with Management’s expectations and predictions is subject to a number of risks and uncertainties, general economic, market or business conditions; the opportunities (or lack thereof) that may be presented to and pursued by Petroleum Development Corporation;
actions by competitors; changes in laws or regulations; and other factors, many of which are beyond the control of Petroleum
Development Corporation.
You are cautioned not to put undue reliance on such forward-looking statements because actual results may vary materially from those expressed or implied, as more fully discussed in our safe harbor statements found in our SEC filings, including, without limitation, the discussion under the heading “Risk Factors” in the Company’s 2008 annual report on Form 10-K and in subsequent Form 10-Qs. All forward-looking statements are based on information available to Management on this date and Petroleum Development Corporation assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward looking statements, whether as a result of new information, future events or otherwise.
The SEC permits oil and gas companies to disclose in their filings with the SEC only proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. The Company uses in this presentation the terms
“probable” and “possible” reserves, which SEC guidelines prohibit in filings of U.S. registrants. Probable reserves are unproved reserves that are more likely than not to be recoverable. Possible reserves are unproved reserves that are less likely to be recoverable than probable reserves. Estimates of probable and possible reserves which may potentially be recoverable through additional drilling or recovery techniques are by nature more uncertain than estimates of proved reserves and accordingly are subject to substantially greater risk of not actually being realized by the Company. In addition, the Company’s reserves and production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.
This material also contains certain non-GAAP financial measures as defined under the Securities and Exchange Commission rules.
Disclaimer

See Slide 2 regarding Forward Looking Statements
Richard W. McCullough
Chairman and Chief Executive Officer

See Slide 2 regarding Forward Looking Statements
Reasons to Invest in PDC
• Long term track record of operational excellence
• Long life reserves with reserve life index of appx 20 yrs
• Diversified operating basins with low risk predictable growth (over 2,200 projects in inventory)
• Emerging opportunity in the Marcellus Shale
• Strong balance sheet with capital available for value added acquisitions, joint ventures, exploration and partnership repurchases
• Trade at discount to peers on operational & financial metrics
• Strong hedge positions that protect cashflow
• Company transitioning from a Partnership company to a more traditional
 E&P company

See Slide 2 regarding Forward Looking Statements
(1) JV with Lime Rock in the Marcellus
(2) EBITDAX and Cash Flow estimates as per analyst consensus
• Petroleum Development Corporation is an
 independent oil and natural gas company
 with operations primarily in the Rocky
 Mountain region, Appalachian Basin and
 Michigan Basin
• PDC was founded in 1969 in Bridgeport, WV
 and is now headquartered in Denver, CO
Corporate Summary
Enterprise Value
Capitalization
Corporate Profile
Share Price (2/12/10)	$ 21.20
Diluted Share Outstanding (MM)	19.2
Market Capitalization ($MM)	$ 408
Total Debt @ 9/30/09	307
Minority Interest (1) @ 9/30/09	45
Less: Cash @ 9/30/09	(22)
Enterprise Value @ 9/30/09	$ 738
52-Week High ($/share)	$ 23.06
52-Week Low ($/share)	$ 9.39
Pro Forma
9/30/2009
Capitalization: ($MM)
Cash	$ 22
Debt:
Credit Facility: $305MM Borrowing Base	106
12% Senior Notes due 2018	201
Total Debt	307
Common Equity	500
Minority Interest (1)	45
Total Capitalization	$ 852
Debt Ratios:
Debt/EBITDAX (LTM) (2)	2.0x
Senior Debt/EBITDAX (LTM) (2)	1.3x
EBITDAX/ Interest Net (LTM) (2)	4.3x
Debt/Book Cap	41%

See Slide 2 regarding Forward Looking Statements
Core Operating Regions
See Slide 2 regarding Forward Looking Statements
2009 Proved Reserves:
 641
Bcfe
2009 Production:
 37.8
Bcfe
Rocky Mountains
2009 Proved Reserves:

15 Bcfe
2009 Production:

1.4 Bcfe
Michigan Basin
2009 Proved Reserves:
 61
Bcfe
2009 Production:
 4.1
Bcfe
Appalachian Basin*
2009 Proved Reserves
717 Bcfe
Appalachian Basin (9%)*
2009 Production
43.3 Bcfe
Michigan
Basin (3%)
Appalachian Basin (9%)
Rocky
Mountains (87%)
*Appalachian Basin includes 100% of PDC Mountaineer, LLC Reserves

Petroleum Development Corporation

Proved Reserves (Bcfe): **Year-End 2009 E**

	717

- Utilize 12-month average pricing to determine the economic threshold for reverse bookings. Previously, snapshot 12/31 year end prices were utilized to determine economic threshold.

See Slide 2 regarding Forward Looking Statements
2009 SEC Year-End reserve reporting changes:
 - 5 year rule related to PUD bookings
Year-End 2009 Reserve Summary
See Slide 2 regarding Forward Looking Statements
PDC Price	Snapshot	Snapshot	12 month Avg
	12/31/08	12/31/09	12/31/09

Natural Gas (per Mcf)	$4.98	$5.51	$3.17

Oil (per Bbl)	$37.85	$72.91	$54.64

Using flat 12/31/09 pricing, (2008 SEC pricing
methodology) PDC proved reserves would be 811 Bcfe
Proved Reserves (YE 2008)
753
Revisions and Pricing Adjustment
(100)
PUD reductions, tail loss
Adds / Extensions
91
New regulation - 1 offset rule
Drops / Scheduling Adjustments
(46)
5 year PUD rule
Revisions, LOE Improvements, Operations
62
LOE cost improvements, operational improvements
Production
(43)
Proved Reserves (YE 2009)

Petroleum Development Corporation

400
300
200
100
-
$305
$323
$110
2007
2008
2009E

50.0
40.0
30.0
20.0
10.0
-
28.0
38.7
43.3
2007
2008
2009E

NYMEX - Natural Gas Price

($/MMbtu)
12.00
8.00
4.00
0.00
$6.89
$9.04
$3.99
2007
2008
2009E

L.O.E

($/Mcfe)
2.50
2.00
1.50
1.00
0.50
0.00
$1.78
$2.05
$1.50
2007
2008
2009E

↓

See Slide 2 regarding Forward Looking Statements

2009 Summary
Production
(Bcfe)
($MM)
Capital Spending
• Reduced capital spending by 56% in response to poor natural gas price conditions ( 56%)
• Increase production by 12% and reduced L.O.E $/Mcfe by just under 30%.
• Reduced L.O.E $/Mcfe should be sustainable beyond 2009 and will improve incremental capital investment returns.

50%
40%
30%
20%
10%
0%
37%
44%
34%
2007
2008
2009E

25.0
20.0
15.0
10.0
5.0
-
23.5x
12.8x
4.9x
2007
2008
2009E

2.00
1.50
1.00
0.50
-
1.51x
1.12x
1.55x
2007
2008
2009E

Liquidity

($ in millions)
$300
$250
$200
$150
$100
$50
$-
$145
$231
$257
2007
2008
2009E

Debt Maturity

($ in millions)
$400
$300
$200
$100
$0

- Reduced capital spending and operating costs improvements resulted in substantial available liquidity and improvement in leverage and coverage measures

See Slide 2 regarding Forward Looking Statements
2009 Summary - Credit Ratios
Total Debt / EBITDAX(1) (TTM)
Total Debt / Capital Base
(%)
(1) EBITDAX: Earnings before Interest, Taxes, Depreciation, Depletion and Amortization and Exploration Expense.
EBITDAX (1)/ Interest, net (TTM)
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
• ~$50MM equity raise, and ~$160MM PDC and Lime Rock Partners joint venture to develop
 Marcellus Shale and Shallow Devonian assets, reflected the company’s ability to access alternative capital markets, and improve liquidity, leverage and coverage measures
* Liquidity excludes impact of $18.7MM L.C.

(*)
$305
$203

See Slide 2 regarding Forward Looking Statements
2009 Summary - Oil and Gas Hedges
(1) Based on 12/31/09 PDP curve (i.e., may represent 50% or less of actual production for the future year)
(2) Based on forward pricing curves as of 12/31/2009
(3) Blended price for forecasted production at hedged and at forward prices
	2010	2011	2012	2013
Weighted Average Hedge Price (Mcfe) (1)
With Floors	$7.84	$6.87	$6.39	$6.39
With Ceilings	$8.76	$7.76	$7.97	$8.21
% of Forecasted Production(1)	73%	74%	66%	65%
Weighted Avg Forward Price(2)	$6.70	$7.20	$7.36	$7.51
Weighted Avg Price of Forecasted Production(3)	$7.54	$6.96	$6.72	$6.78
 Continued focus on hedging enabled the Company to protect its cash flow, capital programs, and organic drilling economics from commodity price fluctuations
 • Realized gains of $108MM
 • Substantial hedge positions through 2013 via swaps (2010-2011) and collars (2012-2013) at solid historical commodity price levels should continue to provide on-going protection
 • Price sensitivity of 2010’s budget has been significantly mitigated. Variation of $1.00/Mcfe for natural gas and $10.00/bbl for oil results in less than a 5% variation in cash flow for operations

See Slide 2 regarding Forward Looking Statements
2009 STRATEGIC POSITIONING
• Enhanced A&D team through the hiring of new Senior Vice President of Business Development and the hiring of senior engineering support personnel.

• Initiate three-year plan to buyback Partnerships.

• Developed an intrinsic valuation model which will be utilized to evaluate capital deployment (organic drilling, acquisitions, etc.) decisions.

• PDC 2009 achievements positively positions the Company to execute its operating strategy and pursue strategic initiatives in 2010:

 – A&D team development
 – Improvement in liquidity, leverage ,and coverage measures
 – Hedging price protection
 – Cost reductions which improve capital drilling returns
 – Development of an intrinsic valuation model

See Slide 2 regarding Forward Looking Statements
2010 CAPEX BUDGET
	2009E	2010E	% Change
Net Development Capital (MM$)	79	127	61%
Exploration, Land, G&G (MM$)	15	6	-60%
Leasehold and Partnership Puts	9	9	3%
Miscellaneous Capital (MM$)	8	8	-3%
Total Net Capital (MM$)	$110	$150	36%

2010 Planned Production Related Projects

ND
MI
WY
NY
PA
OH
CO
WV
KS
TN
TX
WESTERN REGION
EASTERN REGION

See Slide 2 regarding Forward Looking Statements

Marcellus
•16 Verticals
•10 Horizontals
Shallow Devonian
•50 Recompletes
•29 Workovers
NECO
•25 New Drills
•50 Workovers
Wattenberg
•180 New Drills
-138 Operated New Drills
-42 Non-Op New Drills
•12 Refracs/Recompletes
Piceance
•21 New Drills
-11 Mesa
-10Valley
See Slide 2 regarding Forward Looking Statements
PDC has over 2,200 identified
projects in Inventory

See Slide 2 regarding Forward Looking Statements
Operations Forecast
2009 vs. 2010
	2009E	2010E	% Change
Total Net Production (Bcfe) (1)	43.3	35.7	-18%
Gross Exit Rate (MMcfe/d)	187	185	-1%
Net Exit Rate (MMcfe/d)	107	106	-1%
Net Development Capital (MM$)	$79	$127	61%
Gross Number of Drilling Projects	100	257	157%
Gross Number of Other Projects	38	62	63%

(1) 12% production decrease excluding impact of JV.

Petroleum Development Corporation

Production
Bcfe
50
45
40
35
30
25
20
15
10
5
0
2004
2005
2006
2007
2008
2009
2010E
Oil
Gas

See Slide 2 regarding Forward Looking Statements

Net Production
35.7
43.3
 • Production decline vs. 2009 primarily due to:
 – Decision to limit drilling in late 2008/2009
 (price / economy) and to preserve
 liquidity
 – Formation of Mountaineer JV Partnership
 (2.3 Bcfe)

 • PDC has over 2,200 Identified projects in
 Inventory to organically grow production and
 cash flow for foreseeable future.
 • 2010 Drilling and workover program initially
 set for 300+ organic projects
 • PDC has a project Inventory of over 7 years

 • PDC positioned for additional growth thru
 acquisitions, Joint ventures, Exploration and
 Partnership Buy backs
2010 Production Guidance

See Slide 2 regarding Forward Looking Statements
IncreasingValue in 2010 and Beyond
• Additional Organic Drilling - Possibly beginning 2nd half 2010
 - Ramp up in Piceance and Wattenberg
 - Focus on enhancing Piceance economics
• Marcellus JV - drilling 26 horizontal and vertical wells in 2010
 - Large operator in WVA achieved reserves of 3.6 Bcfe per
 horizontal well near PDC acreage
 - Over 150 Marcellus permits issued in WVA counties
 surrounding PDC position
• Partnership Purchases - Three Year Plan
 - Non-operated interests in certain existing PDC operated
 Wattenberg and Piceance Assets
• Acquisitions - Asset and Small Corporate
 - Anticipate substantial A&D deal flow in 2010
• Exploration - Moderate Risk Resource Plays
 - Niobrara Wattenberg; Mancos Shale Piceance; Bakken; Others

See Slide 2 regarding Forward Looking Statements
Partnership Purchases:
Three year plan
• Limited Partners’ non-operated interest is typically at 60-80%
 of certain PDC operated wells (Rockies principally)
• 28 Limited Partnerships have net reserves of approximately
 125 Bcfe owned by the Limited Partners
• 28 Limited Partnerships have net production of approximately
 25 MMcfe/d owned by the Limited Partners
• PDC strategy to purchase Limited Partners’ interest over next three years
 – Production and reserve adds in existing operated core acreage
 – 9 SEC compliant partnerships represent over 60% of net reserves and over
 75% of total cash flows owned by the Limited Partners
 – Elimination of Limited Partnerships through repurchases would finalize PDC’s transition to a traditionally capitalized E&P company

See Slide 2 regarding Forward Looking Statements
• Strong Focus on creating Shareholder value
• Great core assets with improved drilling economics
• Marcellus Shale JV with Lime Rock provides potential catalyst for strong production and cash flow growth
• Evaluating potential acquisition, joint venture, and exploration opportunities that could provide value-added growth
• Strong balance sheet with liquidity of $257 million
• Experienced and highly effective management team
• PDC is undervalued and poised for growth
PDC in Summary

See Slide 2 regarding Forward Looking Statements
Appendix

See Slide 2 regarding Forward Looking Statements
Piceance Basin
at December 31, 2009
• Gross operated wells   288
• Undeveloped acreage   5,300
• Undeveloped, gross, 10 acre locations 433
• 362 total net PDC
• Number of net remaining locations
 - PUD    251
 - Probable     97
 - Possible     14

Petroleum Development Corporation

LARIMER COUNTY
WELD COUNTY
Greeley
Wattenberg Field

See Slide 2 regarding Forward Looking Statements
Wattenberg Field
at December 31, 2009

• Gross Operated wells  1,410
• Undeveloped acreage  19,400
• Undeveloped, gross, locations  1,533
• 831 total net PDC
 - PUD   373
 - Probable      316
 - Possible     142

BANNER
LARAMIE
Horse Creek
Silo
Chivington
KIMBALL
ALBANY
WYOMING
NEBRASKA
COLORADO
CHEYENNE
DEUEL
LARIMER
WELD
LOGAN
Wellington
SEDGWICK
PHILLIPS
Fort Collins
Pierce
Black Hollow
Sterling
Windsor
Loveland
Greeley
MORGAN
Wattenberg
BOULDER
Longmont
Yuma
Boulder
Spindle
Denver
ADAMS
Beecher Island
ARAPAHOE
WASHINGTON
YUMA
ELBERT
LINCOLN
KIT CARSON
JEFFERSON
Parker
Castle Rock
DOUGLAS
Bethune

Figure 1. The northern two-thirds of the Denver Basin of Colorado, Nebraska, and Wyoming. Shown are oil (yellow-green), oil and gas (blue), and gas (red) wells across the basin. Major fields within the Front Range area are labeled

See Slide 2 regarding Forward Looking Statements
PDC Undeveloped Northern
Wattenberg Acreage Area
EOG Niobrara Horizontal Well plus 39
Drilling Permits Approved & Pending
PDC Undeveloped Acreage in
Northern Wattenberg Area.
Approximately 24,000 Acres.
PDC NECO Area: Niobrara
Biogenic Gas Production
Pawnee
National
Grasslands
Pawnee National
Grasslands
Base Map Source
USGS

See Slide 2 regarding Forward Looking Statements
Marcellus JV
• Formed JV with Lime Rock in October 2009 valuing assets
 at $158.5 million (Lime Rock will fund first $68.5 million).
• Organization in place and fully operational for future
 development of Devonian and Marcellus assets.
• Marcellus assets:
 – Focus has been on solidifying current acreage position and evaluating vertical well program results
 – Acreage position has grown to over 55,000 net acres
 – Seven vertical wells were drilled in West Virginia; one
 additional delineation well is being drilled in Pennsylvania
 – First horizontal test to be commenced in February 2010
 – A total of three horizontal tests are planned for the first half of 2010
 – Midstream strategy is being addressed and finalized

Petroleum Development Corporation

CANADA
ECONOMIC ZONE
PENNSYLVANIA
NJ
DEL
WEST VIRGINIA
VIRGINIA
PDC ACREAGE
MARCELLUS SHALE
0
100
Miles

See Slide 2 regarding Forward Looking Statements
Appalachian Operating Presence
➢ 44 Employees - Indiana, PA
 – Production
 – Drilling/Completion
 – Trucking/Pipeline/Construction

➢ 133 Employees - Bridgeport, WV
 – Production
 – Drilling/Completion
 – Pipeline - DOT Compliance
 – Gas Marketing
 – Accounting
 – Administration

➢ 13 Senior Technical Team Employees -
  Bridgeport, WV
 – Engineering
 – Geology
 – Completions
 – Pipeline
 – Production
PDC’s Appalachian presence consists of shallow
Devonian sands and the deeper Marcellus shale.
Marcellus Economic Fairway

39,900 ACRES WV
15,100 ACRES PA

See Slide 2 regarding Forward Looking Statements
Acreage Inventory
Area	Lease Gross Acres	PDC Net Acres	Net Developed Acres	Net Undeveloped Acres	State
Grand Valley	8,000	8,000	2,700	5,300	Colorado
Wattenberg	72,200	64,900	45,500	19,400	Colorado
NECO	127,100	105,100	19,600	85,500	Colorado/Kansas
Michigan	26,800	23,300	14,800	8,500	Michigan
New York	18,700	15,900	0	15,900	New York
North Dakota	66,800	30,200	4,600	25,600	North Dakota
Appalachian Basin	120,900	117,600	106,800	10,800	WV / PA
Wyoming	19,500	19,300	100	19,200	Wyoming
Texas Barnett	8,900	6,000	400	5,600	Texas
Total	468,900	390,300	194,500	195,800
			PDC TOTAL NET	390,300

NASDAQ:PETD
PETROLEUM DEVELOPMENT
CORPORATION
EnerCom, Inc.
The Oil & Services Conference VIII
February 18, 2010